Exhibit 10.2
REGISTRATION RIGHTS AGREEMENT
     THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of September 16, 2010, by and among THOR INDUSTRIES, INC., a Delaware corporation (the “Company”), and certain holders of shares of capital stock of the Company whose names are listed on the signature pages hereto (collectively, the “Shareholders” and, together with the Company, are referred to herein, individually, as a “Party” and collectively, as the “Parties”).
W I T N E S S E T H:
     WHEREAS, pursuant to that certain Stock Purchase Agreement, dated as of the date hereof, by and among the Company; Heartland RV Holdings, L.P., a Delaware limited partnership (“Seller”); Towable Holdings, Inc., a Delaware corporation; Heartland Recreational Vehicles, LLC, an Indiana limited liability company; Catterton Partners VI, L.P., a Delaware limited partnership, and Catterton Partners VI Offshore, L.P., a company organized and existing under the laws of the Cayman Islands (as amended or restated from time to time, the “Purchase Agreement”), the Company has issued shares of its common stock, par value $.10 per share (“Common Stock”) to Seller, which, immediately after giving effect thereto, has been distributed to the Shareholders as partial consideration for the transactions contemplated by the Purchase Agreement;
     WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to file with the SEC (as defined below) a Registration Statement on Form S-3 (or in certain circumstances as set forth herein, Form S-1) covering the resale by certain Holders (as defined below) of their Registrable Securities (as defined below);
     WHEREAS, pursuant to the Purchase Agreement, the Company has agreed to file with the SEC one or more additional Registration Statements on Forms S-3 (or in certain circumstances as set forth herein, Form S-1) covering the resale by the other Holders of their Registrable Securities; and
     WHEREAS, the execution and delivery of this Agreement by the Company and each of the Shareholders is a condition to the consummation of the transactions contemplated by the Purchase Agreement.
     NOW, THEREFORE, in consideration of the mutual promises, covenants, agreements and conditions set forth in this Agreement and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the Parties hereby agree as follows:
     1. DEFINITIONS
          1.1. For purposes of this Agreement, the terms set forth below shall have the following meanings:

          “Affiliate” shall mean any Person (as defined below) that, directly or indirectly, through one or more intermediaries controls, is controlled by, or is under common control with, such other Person.
          “Blackout Period” shall have the meaning set forth in Section 4.1(b).
          “Business Day” shall mean those days on which lending institutions in the State of New York are not required or permitted to be closed.
          “Catterton” means each of Catterton Partners VI, L.P., a Delaware limited partnership, Catterton Partners VI Offshore, L.P., a Cayman Islands limited partnership, CP6 Interest Holdings, L.L.C., a Delaware limited liability company, CPVI Coinvest, LLC, a Delaware limited liability company, and each of their permitted transferees; provided, that no permitted transferee shall be a Shareholder Representative unless so designated by Catterton Partners VI, L.P.
          “Closing Date” shall mean the date of execution of this Agreement.
          “Common Stock” shall have the meaning set forth in the recitals.
          “Company Indemnified Parties” shall have the meaning set forth in Section 7.2.
          “Company Shares” shall mean the shares of Common Stock that were issued to the Shareholders on the Closing Date.
          “Control”, “controlled by” and “under common control with”, as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities or otherwise.
          “Dispose” or “Disposition” shall mean, with respect to the Registrable Securities, any assignment, transfer, pledge, hypothecation or encumbrance, any offer or grant of any option for or participation in, any issuance of any derivative security based on, or any put, call or similar arrangement with respect thereto.
          “Effectiveness Period” shall have the meaning set forth in Section 3.1(c).
          “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
          “Holder” shall mean each of the Shareholders and its permitted transferees.
          “Holder Indemnified Parties” shall have the meaning set forth in Section 7.1.
          “Holders’ Special Counsel” shall mean the law firm named in writing by the Shareholder Representatives and delivered to the Company.
          “Indemnified Party” shall have the meaning set forth in Section 7.3.
          “Indemnifying Party” shall have the meaning set forth in Section 7.3.

          “Losses” shall have the meaning set forth in Section 7.1.
          “NYSE” shall have the meaning set forth in Section 4.1(j).
          “Participating Holder” shall mean a Holder who has elected to include its Registrable Securities in a Registration Statement.
          “Person” means any person (including, without a limitation a “person” as defined in Section 13(d)(3) of the Exchange Act), firm, corporation, company, partnership, trust, incorporated or unincorporated association, limited liability company, joint venture, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind, and shall include any successor (by merger or otherwise) of any such entity.
          “Purchase Agreement” shall have the meaning set forth in the recitals.
          “Register”, “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act, or any successor rule providing for the offering of securities on a continuous or delayed basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement or document by the SEC.
          “Registrable Securities” shall mean (i) the Unrestricted Shares held by the Holders and (ii) the shares of Common Stock issued or issuable with respect to the Unrestricted Shares referred to in clause (i) by virtue of any stock split, stock combination, stock dividend or reclassification, or pursuant to a merger, consolidation, reorganization, recapitalization or other similar event; provided, however, shares of capital stock referred to in clauses (i) and (ii) that are considered to be Registrable Securities shall cease to be Registrable Securities (A) upon the sale thereof pursuant to a registration statement declared effective by the SEC, (B) at such time as they are eligible to be sold without restriction pursuant to Rule 144 (as defined below), (C) when such securities cease to be outstanding, or (D) upon the sale thereof in a private transaction where the transferor’s rights under this Agreement are not assigned or are improperly assigned pursuant to the terms and conditions of this Agreement.
          “Registration Statement” means a Registration Statement on Form S-1 (or any successor form) or Form S-3 (or any successor form), as applicable, filed with the SEC pursuant to the Securities Act that covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statements, including post-effective amendments, in each case including all exhibits thereto and all materials incorporated by reference therein.
          “Restricted Shareholder” shall have the meaning given to such term in the Stock Restriction Agreement.
          “Rule 144” shall mean Rule 144 promulgated under the Securities Act (or any successor rule).
          “Rule 144(c)” shall mean Rule 144(c) promulgated under the Securities Act (or any successor rule).

          “S-3 Eligible” shall mean that the Company is in compliance with all requirements set forth by the SEC in order to file a Registration Statement on Form S-3.
          “SEC” shall mean the Securities and Exchange Commission.
          “Securities Act” shall mean the Securities Act of 1933, as amended.
          “Shareholder Representatives” shall mean (a) Catterton, for so long as it is a Holder or (b) if Catterton is no longer a Holder, the Holder designated by a majority of Participating Holders.
          “Stock Restriction Agreement” shall mean that certain Stock Restriction Agreement, dated as of the date hereof, by and among the Company and certain of the Shareholders.
          “Unrestricted Shares” shall mean the Company Shares held by the Holders that are not subject to the transfer restrictions set forth in the Stock Restriction Agreement, or will not be subject to such transfer restrictions within two (2) years of the date of filing the S-3 Registration Statement or the S-1 Registration Statement, as the case may be.
     2. TRANSFERS OF THE REGISTRABLE SECURITIES AND THE REGISTRATION RIGHTS
          Notwithstanding the registration rights granted by the Company to the Holders who are party to the Stock Restriction Agreement pursuant to this Agreement, the Disposition of such Registrable Securities and the registration rights relating thereto shall be in all respects subject to the transfer restrictions set forth in Section 10.3 and in the Stock Restriction Agreement, as applicable.
     3. REGISTRATION RIGHTS
          3.1. Registration Statement.
     (a) As soon as reasonably practicable following the date that the Company becomes S-3 Eligible, but in no event after July 1, 2011 (the “Registration Deadline”), the Company shall file with the SEC a Registration Statement on Form S-3 (the “S-3 Registration Statement”) covering the registration of the Registrable Securities held by all of the Shareholders that are Unrestricted Shares; provided, that if the Company is not S-3 Eligible on the Registration Deadline, the Company, as promptly as practicable (but in no event later than thirty (30) days after the date that is one (1) year following the date hereof) shall file a Registration Statement on Form S-1 (the “S-1 Registration Statement”) covering the registration of the Registrable Securities held by all of the Shareholders that (i) are Unrestricted Shares and (ii) which cannot be sold to the public pursuant to Rule 144 without restriction within one (1) year following the date hereof; provided, that the Company shall be required to file an S-1 Registration Statement covering the registration of Registrable Securities held by any transferee of any Shareholder only to the extent that such transferee is an Affiliate of such Shareholder. Notwithstanding the foregoing, if the Company is required to file an S-1 Registration Statement pursuant to the previous sentence, such S-1 Registration Statement shall, solely if requested by Catterton, cover the registration of all

Unrestricted Shares held by Catterton regardless of whether such Unrestricted Shares can be sold to the public pursuant to Rule 144. In the event that Catterton requests that the Company file such S-1 Registration Statement, the Company shall provide prompt written notice to Brian R. Brady of such request and Brian R. Brady shall have the option, by providing written notice to the Company, to include any Unrestricted Shares held by him in such S-1 Registration Statement.
     (b) The Company shall use reasonable best efforts to cause the SEC to declare the Registration Statement effective pursuant to Rule 415 as promptly as practicable following its filing.
     (c) The Company shall keep the Registration Statement effective at all times until the earlier of (i) such time as all of the Registrable Securities registered thereunder have been disposed of in accordance with the intended method of disposition set forth in such Registration Statement declared effective by the SEC, (ii) (x) in the case of the S-3 Registration Statement, such date that is twenty-four (24) months after the effective date of the S-3 Registration Statement, and (y) in the case of the S-1 Registration Statement, such date that is one hundred and twenty (120) days after the effective date of the S-1 Registration Statement; provided, that any S-1 Registration Statement filed with respect to Unrestricted Shares held by Catterton and Brian Brady which can otherwise be sold to the public pursuant to Rule 144, such date that is ninety (90) days after the effective date of such S-1 Registration Statement, and (iii) such time as all of the Registrable Securities registered thereunder can be sold without restriction to the public pursuant to Rule 144 (the period ending on such time or date in clauses (i), (ii) and (iii) of this Section 3.1(c) (such period, the “Effectiveness Period”).
          3.2. Limitation. Notwithstanding the provisions of this Section 3, the Company shall not be obligated to include any Registrable Securities that a Holder desires to include in a Registration Statement pursuant to Section 3 or maintain the effectiveness of any Registration Statement with respect to a Holder pursuant to this Section 3, if all of the Registrable Securities that such Holder desires to include or all of the Registrable Securities held by such Holder then registered under such Registration Statement, as applicable, may, in the written opinion of the Company’s counsel, be sold without registration under the Securities Act pursuant to Rule 144(e), to the extent such Holder is an “affiliate” as defined in Rule 144(a)(1).
     4. REGISTRATION PROCEDURES
          4.1. Registration Statement. Whenever registration of the Registrable Securities is required pursuant to this Agreement, the Company shall use reasonable best efforts to effect the registration of such Registrable Securities in accordance with the intended method of distribution thereof, as promptly as practicable, and in connection with any such request, the Company shall:
     (a) Participation in Preparation. Permit the Shareholder Representatives and the Holders’ Special Counsel to review and comment on each Registration Statement, prospectus, amendment or supplement, as the case may be, a reasonable period of time prior to the filing of same with the SEC.

     (b) Effectiveness; Blackout Periods. Keep the Registration Statements effective pursuant to Rule 415 for the respective Effectiveness Periods set forth in Section 3.1(c); provided, however, if at any time after the effective date of a Registration Statement, the Company, based upon the advice of its counsel, determines in good faith that maintaining the effectiveness of a Registration Statement would require disclosure of non-public material information that is not in the best interests of the Company to disclose, then the Company may require the Participating Holders not to make any sale or sales of Registrable Securities pursuant to the respective Registration Statement until the Company gives the Participating Holders notice that they can re-commence sales of the Registrable Securities (the period commencing on the date specified in the blackout notice and ending on the date specified in the re-commencement notice, the “Blackout Period”); provided, that in no event shall any single Blackout Period exceed sixty (60) days; and provided, further, that the Company shall not invoke a Blackout Period more than three (3) times or for more than one hundred twenty (120) days in the aggregate in any three hundred sixty (360) day period.
     (c) Amendments. Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to each Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep such Registration Statement continuously effective and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) promulgated under the Securities Act at all times during the respective Effectiveness Period, and, during such period, comply with the provisions of the Securities Act and the Exchange Act applicable to the Company in order to permit the disposition by the Participating Holders of the Registrable Securities subject to the respective Registration Statement.
     (d) Copies. Promptly furnish to each Participating Holder and the Holders’ Special Counsel one copy of the Registration Statement registering its Registrable Securities and any amendment thereto, each prospectus and each amendment or supplement relating thereto, including all financial statements and schedules, and, to the extent so requested, all documents incorporated by reference in such Registration Statement, and all exhibits thereto, and such number of copies of a prospectus and all amendments and supplements thereto and such other documents as each Participating Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Participating Holder.
     (e) Blue Sky. Prior to any public offering of Registrable Securities, the Company shall use its best efforts to register and qualify (or seek an exception from registration or qualification) such Registrable Securities under the securities or “blue sky” laws of such jurisdictions that each Participating Holder may reasonably request in writing, prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the respective Effectiveness Period, take such other actions as may be reasonably necessary to maintain such registrations and qualifications and the effectiveness thereof at all times during the respective Effectiveness Period, and take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale by the Participating Holders in such jurisdictions; provided, however, the Company shall not be required in connection therewith or as a condition thereto (x) to qualify generally to do business or file a general consent to service of process, or (y) subject itself to material taxation in any jurisdiction where it would not otherwise be required to qualify or to consent to service of process or to become subject to taxation but for the provisions set for in this Section 4.1(e).
     (f) 10b-5 Notification. Promptly notify each Participating Holder of the occurrence of any event as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing or which requires the Company to amend or supplement such Registration Statement due to the receipt by the Company of new or additional information about a Participating Holder or such Participating Holder’s intended plan of distribution of his, her or its Registrable Securities; and, in such event, the Company, subject to Section 4.1(b), (x) shall promptly supplement or amend such Registration Statement to correct such untrue statement or omission or to reflect such new or additional information, so that, as thereafter delivered by any Participating Holder to any purchaser of such securities, such prospectus, as supplemented or amended, shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and (y) shall promptly furnish to each Participating Holder that number of copies of such supplement to or amendment of such prospectus as any Participating Holder may reasonably request.
     (g) Notification of Stop-Orders; Suspensions of Qualification and Exemptions. Promptly notify each Participating Holder of the issuance by the SEC of any stop-order or any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose and the Company agrees to use reasonable best efforts to (x) prevent the issuance of any such stop-order, and in the event of such issuance, to obtain the withdrawal of any such stop order and (y) obtain the withdrawal of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Registrable Securities included in such Registration Statement for sale in any jurisdiction at the earliest practicable date.
     (h) Earnings Statements. Make generally available to its security holders as soon as practicable, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first (1st) day of the Company’s fiscal quarter next following the effective date of the respective Registration Statement.
     (i) Due Diligence. Make available, at reasonable times and places, for inspection by a Participating Holder and the Holders’ Special Counsel for a reasonable period prior to the filing of a Registration Statement, all documents incorporated by reference in such Registration Statement, each prospectus included therein, and each amendment thereof or supplement thereto, all pertinent financial and other records, pertinent corporate documents and properties of the Company, as shall be reasonably necessary to enable each Participating Holder to conduct a reasonable investigation within the meaning of the Securities Act; provided that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such person unless disclosure of such records, information or documents is required by law or court or administrative order or any governmental authority having jurisdiction.
     (j) Listing Requirements. Use its reasonable best efforts to secure and maintain the listing of the Registrable Securities on the New York Stock Exchange (the “NYSE”) or on any other securities exchange on which similar securities issued by the Company are then listed.
     (k) Stock Certificates. Cooperate with each Participating Holder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities and enable such certificates to be in such denominations or amounts as any Participating Holder may reasonably request and be registered in such names as such Participating Holder may reasonably request. The Company shall give appropriate instructions to the Company’s transfer agent to cause the transfer agent to deliver certificates representing the Registrable Securities without any restrictive legends upon receipt of the Participating Holder’s certification that such Registrable Securities have been sold pursuant to a Registration Statement contemplated hereby.
     (l) Agreements. Take all other reasonable actions (including entering into customary agreements) necessary to expedite and facilitate the disposition by the Participating Holders of Registrable Securities pursuant to a Registration Statement.
          4.2. Rule 144 Reporting; Removal of Legends.
     (a) With a view to making available the benefits of Rule 144 and certain other rules and regulations of the SEC that may permit the sale of the Registrable Securities to the public without registration, the Company covenants that it shall:
(i)	make and keep public information regarding the Company available as those terms are understood and defined in Rule 144;

(ii)	file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(iii)	furnish to any Holder forthwith, upon written request, a written statement by the Company as to its compliance with the reporting provisions contained in Rule 144(c) under the Securities Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as any Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing a Holder to sell any of the Registrable Securities without registration.
     (b) The Company shall give appropriate instructions to the Company’s transfer agent to cause the transfer agent to deliver certificates representing the Registrable Securities without any restrictive legends upon receipt of the Holder’s certification that such Registrable Securities have been sold pursuant to Rule 144. Each Holder shall, to the extent requested by the Company’s transfer agent, cause its legal counsel to deliver to the Company’s transfer agent an opinion in customary form as may be required to remove such restrictive legends following a sale pursuant to Rule 144.
     5. OBLIGATIONS OF THE PARTICIPATING HOLDERS AND HOLDERS
          5.1. Each Participating Holder and Holder, as the case may be, shall:
     (a) furnish to the Company such information regarding the intended plan of distribution of its Registrable Securities that pursuant to applicable law is required to be included in a Registration Statement or any amendment thereto;
     (b) upon receipt of any notice from the Company of the happening of any event of the kind described in Section 4.1(b) or 4.1(f), forthwith discontinue disposition of Registrable Securities pursuant to the respective Registration Statement until such Participating Holder’s receipt of the re-commencement notice contemplated by Section 4.1(b) or copies of the supplemented or amended prospectus contemplated by Section 4.1(f), and, if so directed by the Company, such Participating Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies then in such Participating Holder’s possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice under Sections 4.1(b) or 4.1(f) (other than as a result of the receipt by the Company of new or additional information about a Participating Holder or such Participating Holder’s intended plan of distribution), the Company shall extend the Effectiveness Period by the number of days during the period from and including the date of the giving of such notice pursuant to Sections 4.1(b) or 4.1(f) to and including the date when each Participating Holder shall have received the re-commencement notice contemplated by Section 4.1(b) or copies of the supplemented or amended prospectus contemplated by Section 4.1(f); and
     (c) promptly notify the Company after effecting the sale of any Registrable Securities pursuant to a Registration Statement or otherwise.
          5.2. Each Holder shall comply at all times with the Company’s trading policy for affiliates, as such policy may be amended and in effect from time to time, if, in the opinion of the Company’s counsel, such Holder is deemed to be an affiliate of the Company as such term is defined in Rule 12b-2 promulgated under the Exchange Act.
     6. EXPENSES
     All expenses incident to the Company’s performance of or compliance with the registration obligations set forth in Sections 3 and 4 of this Agreement, including, without limitation, all registration, qualification and filing fees, fees and expenses of compliance with securities or “blue sky” laws (including fees and disbursements of counsel in connection with “blue sky” qualifications of the Registrable Securities), printing expenses, messenger and delivery expenses, expenses incurred in connection with securing and maintaining the listing of the Registrable Securities on the NYSE or any other securities exchange on which similar securities issued by the Company are then listed, fees and disbursements of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or “comfort” letters required by or incident to such performance) will be borne by the

Company; provided, however, the Company shall not have any obligation to pay the fees and disbursements of the Holders’ Special Counsel.
     7. INDEMNIFICATION
          7.1. Indemnification by the Company. The Company agrees to indemnify and hold harmless, to the fullest extent permitted by law, each Participating Holder , and its directors, officers, partners, employees, advisors and agents, their respective Affiliates and each Person who controls (within the meaning of the Securities Act) any of such Persons (collectively, “Holder Indemnified Parties”) from and against any and all losses, claims, damages, expenses (including, without limitation, reasonable fees of counsel) or other liabilities (collectively, “Losses”) to which any such Holder Indemnified Party may become subject under the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise, insofar as such Losses are resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading. Notwithstanding the foregoing, the Company shall not be liable to any Holder Indemnified Party for any Losses that arise out of or are based upon (x) written information provided by such Holder Indemnified Party expressly for use in the Registration Statement, (y) sales of Registrable Securities by a Holder Indemnified Party to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or the prospectus as then amended or supplemented (excluding documents incorporated by reference) and the Losses of such Holder Indemnified Party resulting from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as then amended or supplemented), or (z) any offer or sale of Registrable Securities during a Blackout Period or during the period that sales of the Registrable Securities are required to be discontinued pursuant to Section 5.1(b). Notwithstanding the foregoing, such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of Registrable Securities by such Holder Indemnified Parties.
          7.2. Indemnification by the Participating Holders. Each Participating Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, and its directors, officers, partners, employees, advisors and agents, their respective Affiliates and each Person who controls (within the meaning of the Securities Act or the Exchange Act) any of such Persons (collectively, the “Company Indemnified Parties”) from any Losses to which such Company Indemnified Party may become subject under the Securities Act, Exchange Act, any other federal law, any state or common law or any rule or regulation promulgated thereunder or otherwise, insofar as such Losses are resulting from or arising out of or based upon any untrue, or alleged untrue, statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus (as amended or supplemented) or any document incorporated by reference in any of the foregoing or resulting from or arising out of or based upon any omission, or alleged omission, to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made), not misleading, but only to the extent that such untrue statement or alleged untrue statement, omission or alleged omission is made in such Registration Statement, prospectus or preliminary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Participating Holder and expressly intended for use in such Registration Statement, prospectus or preliminary prospectus. Notwithstanding the foregoing, the liability of any Participating Holder under this Section 7.2 shall be limited to the amount of the net proceeds received by such Participating Holder in the sale giving rise to such liability. The foregoing indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of the Company Indemnified Parties and shall survive the transfer of Registrable Securities by such Participating Holder.
          7.3. Conduct of Indemnification Proceedings. Any person entitled to indemnification hereunder (each, an “Indemnified Party”) agrees to give prompt written notice to the indemnifying party (each, an “Indemnifying Party”) after the receipt by such person of any written notice of the commencement of any action, suit, proceeding or investigation or threat thereof for which such person will claim indemnification or contribution pursuant to this Agreement (but the failure to give such notice will not affect the right to indemnification or contribution hereunder unless and to the extent the Indemnifying Party is materially prejudiced by such failure) and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party and payment of all reasonable fees and expenses (regardless of whether it is ultimately determined that an Indemnified Party is entitled to indemnification hereunder). Such Indemnified Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party, unless the employment of such counsel shall have been specifically authorized in writing by the Indemnifying Party, the Indemnifying Party shall have failed to assume the defense and employ counsel reasonably satisfactory to the Indemnified Party or the named parties to any such action (including any impleaded parties) include both such Indemnified Party and the Indemnifying Party and such Indemnified Party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the Indemnifying Party (in which case, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party, it being understood, however, that the Indemnifying Party shall not, in connection with any one such action, or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all such Indemnified Parties, which firm (and local counsel) shall be designated in writing by the Indemnified Parties and that all such reasonable fees and expenses shall be reimbursed as they are incurred). An Indemnifying Party shall not settle, compromise or consent to the entry of any judgment in any proceeding without the Indemnified Party’s prior written consent, unless the terms of such settlement, compromise or consent include an unconditional release of each Indemnified Party from all liability or loss arising out of such proceeding or unless the Indemnifying Party shall not have timely, and in any event within sixty (60) days, responded to a request for such consent. The rights afforded to any Indemnified Party hereunder shall be in addition to any rights that such Indemnified Party may have at common law, by separate agreement or otherwise.

          7.4. Contribution.
     (a) If for any reason the indemnification provided for in this Section 7 is unavailable, or is insufficient, to hold harmless an Indemnified Party in respect of any Losses, then the Indemnifying Party, in lieu of indemnifying the Indemnified Party, shall contribute to the amount paid or payable by the Indemnified Party as a result of such Losses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and the Indemnified Party on the other. The relative fault of such Indemnifying Party and Indemnified Party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such Indemnifying Party or Indemnified Party, and the Indemnifying Party’s and Indemnified Party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a Party as a result of the Losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in Sections 7.1 and 7.2, any legal or other fees or expenses reasonably incurred by such Party in connection with any investigation or proceeding. The liability of any Holder Indemnified Party under this Section 7.4 shall be limited to the amount of the net proceeds received by such Holder Indemnified Party.
     (b) The Parties agree that it would not be just and equitable if contribution pursuant to this Section 7.4 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
     (c) If indemnification is available under this Section 7, each Indemnifying Party shall indemnify each Indemnified Party to the full extent provided in Sections 7.1 and 7.2, as the case may be, without regard to the relative fault of said Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Section 7.4.
     8. REMEDIES
     In case any one or more of the covenants and/or agreements set forth in this Agreement shall have been breached by any Party hereto, the Party or Parties entitled to the benefit of such covenants or agreements may, except as may otherwise be expressly provided in this Agreement, proceed to protect and enforce their rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Agreement. The rights, powers and remedies of the Parties under this Agreement are cumulative and not exclusive of any other right, power or remedy which such Parties may have under any other agreement or law. No single or partial assertion or exercise of any right, power or remedy of a Party shall preclude any other or further assertion or exercise thereof.

      9. NOTICES
      Any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the Party to be notified, on the next Business Day after delivery to a nationally recognized overnight courier service, when sent by confirmed facsimile if sent during normal business hours of the recipient, or if not, then on the next Business Day, or five (5) days after deposit with the United States Post Office, by registered or certified mail, postage prepaid, and addressed to the Party to be notified at the address or facsimile number indicated below for such party, or at such other address as such Party may designate upon written notice to the other Parties (except that notice of change of address shall be deemed given upon receipt). Telephone numbers and e-mail addresses are provided herein for convenience only, and communications by such means shall not constitute effective notice hereunder.
(a) In the case of the Company:
Thor Industries, Inc.
419 West Pike Street
Jackson Center, Ohio 54334
Attn: Chief Executive Officer
Facsimile: 937-596-6539
Telephone: 937-596-6849
With a copy to:
Akin Gump Strauss Hauer & Feld LLP
One Bryant Park
New York, New York 10036
Attn: Ackneil M. Muldrow, III, Esq.
Facsimile: 212-872-1002
Telephone: 212-872-1000
Email: tmuldrow@akingump.com
(b)	In the case of the Shareholder Representative to the address set forth for such Shareholder Representative on Schedule 1.

(c)	In the case of the Holders, at the addresses set forth on Schedule 1.
      10. MISCELLANEOUS
          10.1. Entire Agreement. This Agreement, together with the Stock Restriction Agreement (where applicable) and the Purchase Agreement, constitutes the entire agreement between the Parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, written or oral, between the Parties with respect to the subject matter hereof.
          10.2. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only by an instrument in writing and signed by the Company and the holders of a majority of the Restricted Shares and Unrestricted Shares (voting together as a single class); provided that no amendment that is materially adverse to a Holder shall be effective against such Holder without such Holder’s written consent. The waiver by any Party of a breach of any provision of this Agreement shall not operate or be construed as a further or continuing waiver of such breach or as a waiver of any other or subsequent breach. No failure on the part of any Party to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by any Party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.
          10.3. Successors and Assigns. Subject to the transfer restrictions set forth herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the Parties; provided, however, the Holders may not transfer any of the registration rights granted hereunder with respect to any Registrable Securities, except (a) in connection with the transfer of such Registrable Securities (and if applicable, in accordance with the Stock Restriction Agreement) and (b) in compliance with the following conditions: (i) the transferee shall agree in writing that it is bound by the terms of this Agreement and, if applicable, the Stock Restriction Agreement and (ii) the Company is given prompt written notice by such Holder of such transfer, stating the name and address of the transferee and identifying the number of Registrable Securities that are the subject of the transfer.
          10.4. Governing Law. This Agreement, including the validity hereof and the rights and obligations of the Parties hereunder, the performance of the transactions and obligations of the Parties hereunder, and all amendments and supplements hereof and all waivers and consents hereunder, shall be construed in accordance with and governed by the domestic substantive laws of the State of New York without giving effect to any choice of law or conflicts of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.
          10.5. Severability. If any provisions of this Agreement as applied to any Party or to any circumstance shall be adjudged by a court to be invalid or unenforceable, the same shall in no way affect any other provision of this Agreement, the application of such provision in any other circumstances or the validity or enforceability of this Agreement.
          10.6. Captions. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.
          10.7. Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
          10.8. Several Obligations. The obligations of the Holders herein are several and not joint. No Holder shall be responsible for the performance or failure on the part of any other Holder to perform his, her or its obligations hereunder.

          10.9. Interpretation. This Agreement shall be construed reasonably to carry out its intent without presumption against or in favor of any Party.
          10.10. Consent to Jurisdiction and Service of Process. Each Holder, for itself, its personal representatives, legatees, heirs and assigns, hereby consents to the personal jurisdiction of the courts of the County and State of New York located in New York, New York and of the United States District Court for the Southern District of New York, each as may have competent jurisdiction, with respect to any dispute or controversy arising under or in connection with this Agreement and agrees that process issued out of any such court or in accordance with the rules of practice of such court may be served by mail or other form of substituted service to such Holder at the address provided herein, and that any actions therein may be consolidated in a single action. Each Holder also agrees not to bring any dispute or controversy arising under or in connection with this Agreement in any other court. Each Holder waives any defense of inconvenient forum to the maintenance of any dispute or controversy so brought and waives any bond, surety, or other security that may be required of any other party hereto with respect such dispute or controversy. Nothing contained herein shall be deemed to prevent the Company from effecting service of process upon any Holder in any other manner permitted by law or from commencing any action in any other court having competent jurisdiction.
          10.11. Certain References. Whenever the context may require, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. The terms “herein”, “hereof” or “hereunder” or similar terms as used in this Agreement refer to this entire Agreement and not to the particular provision in which the term is used. Unless otherwise stated, all references herein to Sections, subsections or other provisions are references to Sections, subsections or other provisions of this Agreement.
[signature page follows]

          IN WITNESS WHEREOF, the Parties hereto have entered into this Registration Rights Agreement as of the date first written above.

COMPANY:	THOR INDUSTRIES, INC.
	By:	/s/ Peter B. Orthwein
		Name:	Peter B. Orthwein
		Title:	Chief Executive Officer

HOLDERS:	BRB RV INVESTMENTS, INC.
	By:	/s/ Brian R. Brady
		Name:	Brian R. Brady
		Title:	President

TAH ASSETS, INC.
	By:	/s/ Timothy Arthur Hoffman
		Name:	Timothy Arthur Hoffman
		Title:	President

JMR ASSET, INC.
	By:	/s/ John Rhymer
		Name:	John Rhymer
		Title:	President

JNS ASSETS, INC.
	By:	/s/ Jack Culbertson
		Name:	Jack Culbertson
		Title:	President

/s/ Thomas Coley Brady THOMAS COLEY BRADY
/s/ Michael Creech MICHAEL CREECH
/s/ Dennis Donat DENNIS DONAT
/s/ Jeff Froschauer JEFF FROSCHAUER
/s/ Steve Johnson STEVE JOHNSON
/s/ David Jones DAVID JONES
/s/ John Leonard JOHN LEONARD
/s/ Scott Lytle SCOTT LYTLE
/s/ Rick Moreno RICK MORENO
/s/ David Partin DAVID PARTIN
SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

CATTERTON PARTNERS VI, L.P.
By:	Catterton Managing Partner VI, L.L.C.
Its:	General Partner

By:	CP6 Principals, L.L.C.
Its:	Managing Member

By:	/s/ Scott Dahnke
	Name:	Scott Dahnke
	Title:	Authorized Signatory
SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

CATTERTON PARTNERS VI OFFSHORE, L.P.
By:	Catterton Managing Partner VI, L.L.C.
Its:	General Partner

By:	CP6 Principals, L.L.C.
Its:	Managing Member

By:	/s/ Scott Dahnke
	Name:	Scott Dahnke
	Title:	Authorized Signatory
SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

CP6 INTEREST HOLDINGS, L.L.C.
By:	CP6 Principals, L.L.C.
Its:	Managing Member

By:	/s/ Scott Dahnke
	Name:	Scott Dahnke
	Title:	Authorized Signatory
SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

CPVI COINVEST, LLC
By:	Catterton Management Company, L.L.C.
Its:	Manager

By:	/s/ Scott Dahnke
	Name:	Scott Dahnke
	Title:	Authorized Signatory
SIGNATURE PAGE TO REGISTRATION RIGHTS AGREEMENT

EXHIBIT A
NOTICE ADDRESSES

Names	Address and Facsimile
Heartland RV Holdings, L.P.	c/o Heartland Recreational Vehicles, LLC
1001 All-Pro Drive
Elkhart, Indiana 46514

Attention: Brian R. Brady
Facsimile: (574) 262-5993
with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022-4675
Facsimile: (212) 446-6460
Attention: Eunu Chun and Ariel Yehezkel

Catterton Partners VI, L.P.	c/o Catterton Partners
Catterton Partners VI Offshore, L.P.	7 Greenwich Office Park
CP6 Interest Holdings, L.L.C.	599 W. Putnam Ave., Suite 200
CPVI Coinvest, LLC	Greenwich, CT 06830
Facsimile: (203) 629-4903
Attention: David McPherson and Scott Dahnke

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP
601 Lexington Avenue
New York, NY 10022-4675
Facsimile: (212) 446-6460
Attention: Eunu Chun and Ariel Yehezkel

BRB RV Investments, Inc.	3303 Greenleaf Blvd
Elkhart, IN 46514
Attention: Brian Brady

with a copy to (which shall not constitute notice):

Barnes & Thornburg LLP
600 1st Source Bank Center
100 North Michigan
South Bend, Indiana 44601-1632
Facsimile: (574) 237-1125
Attention: Brian Lake

Names	Address and Facsimile
TAH Assets, Inc.	10819 Volinia Drive
Osceola, IN 46561
Attention: Tim Hoffman

with a copy to (which shall not constitute notice):

Barnes & Thornburg LLP
600 1st Source Bank Center
100 North Michigan
South Bend, Indiana 44601-1632
Facsimile: (574) 237-1125

Attention: Brian Lake

JMR Asset, Inc.	89941 Shorelane Drive
Lawton, MI 49065
Attention: John Rhymer

with a copy to (which shall not constitute notice):

Barnes & Thornburg LLP
600 1st Source Bank Center
100 North Michigan
South Bend, Indiana 44601-1632
Facsimile: (574) 237-1125
Attention: Brian Lake

JNS Assets, Inc.	20613 CR 8
Bristol, IN 46507
Attention: Jack Culbertson

with a copy to (which shall not constitute notice):

Barnes & Thornburg LLP
600 1st Source Bank Center
100 North Michigan
South Bend, Indiana 44601-1632
Facsimile: (574) 237-1125

Attention: Brian Lake
Thomas Coley Brady	14930 Boswell Ct
Granger, IN 46530

Michael Creech	55844 Ringneck Dr
Osceola, IN 46561

Dennis Donat	4000 E. Bristol St. Ste #3
Elkhart, IN 46514

Names	Address and Facsimile
Jeffrey Froschauer	22624 Remington Ct
Elkhart, IN 46514

Steven Johnson	54056 Bethany Dr
Bristol, IN 46507

David Jones	24664 Copper Ridge Dr
Goshen, IN 46526

John Leonard	60907 Ridgepoint Ct
Elkhart, IN 46517

Scott Lytle	54664 N Circle Dr
Osceola, IN 46561

Rick Moreno	14903 Hideaway Dr
Vandalia, MI 49095

David Partin	23809 Cole Street
Elkhart, IN 46516

Terrence Brady	1523 W. Montana Street, Unit 2
Chicago, IL 60614

Ryan Brady	911 W. Altgeld St. Unit 4E
Chicago, IL 60614